Exhibit 3.37

CERTIFICATE OF ORGANIZATION

OF

GENESIS COMMUNICATIONS, LLC

The undersigned, an authorized natural person, for the purpose of forming a limited liability company (hereinafter called the “company”), under the provisions and subject to the requirements of Iowa Law:

1.       The name of the limited liability company is: Genesis Communications, LLC.

2.       The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained are National Registered Agents, 604 Locust Street, Suite 222, Des Moines, IA 50309.

3.        Genesis Communications, LLC was converted from Genesis Communications, Inc. d/b/a Phantom EFX.

4.        Genesis Communications, Inc. d/b/a Phantom EFX was an Iowa corporation governed by the Iowa Business Corporation Act.

5.        The conversion was approved as required under the Iowa Business Corporation Act and the Iowa Revised Uniform Limited Liability Company Act.

Executed on October 25, 2012.
GENESIS COMMUNICATIONS, LLC

/s/ Steven P. Macaluso
Steven P. Macaluso, Organizer

ARTICLES OF AMENDMENT

OF

GENESIS COMMUNICATIONS, LLC

To the Secretary of State

State of Iowa

First:       Genesis Communications, LLC, an Iowa limited liability company filed its Certificate of Organization on October 25, 2012.

Second:     Genesis Communications, LLC wishes to change its name to Phantom EFX, LLC.

Third:     The name change will be effective upon the filing of these Articles of Amendment with the Iowa Secretary of State.

Fourth:   The change was approved as required under the Iowa Revised Uniform Limited Liability Company Act.

Executed on October 25, 2012.
GENESIS COMMUNICATIONS, LLC

/s/ Steven P. Macaluso
Steven P. Macaluso, Manager

MATT SCHULTZ Secretary of State State Of Iowa	STATEMENT OF CHANGE OF ADDRESS OF REGISTERED AGENT

Pursuant to Iowa law, the undersigned registered agent submits the following statement for the purpose of changing the street address of the registered office of the following entity:

1.  The name of the entity is: PHANTOM EFX, LLC

The entity’s Corporation Number is: 197730

2.   The street address of the current registered office as indicated on the Secretary of State’s records is:

604 LOCUST ST STE 222 DES MOINES IA 50309

3.   The street address of the new registered office is:

500 E COURT AVE, DES MOINES, IA 50309

4.   The name of the current registered agent as indicated on the Secretary of State’s records is:

NATIONAL REGISTERED AGENTS, INC.

5.   After the change is made, the street address of the registered office and the street address of the business office of the registered agent will be identical.

6.   Notice of the change of address has been given to the above-named entity.

7. Signature by authorized representative:	Kathleen Fritz	Date:	3/15/2013

8. Print name and title:	Kathleen Fritz, Vice President

3/15/2013 4:30 P.M.
IOWA SECRETARY OF STATE
FILED

MATT SCHULTZ Secretary of State State Of Iowa	STATEMENT OF CHANGE OF ADDRESS OF REGISTERED AGENT

Pursuant to Iowa law, the undersigned registered agent submits the following statement for the purpose of changing the street address of the registered office of the following entity:

1.  The name of the entity is: PHANTOM EFX, LLC

The entity’s Corporation Number is: 197730

2.   The street address of the current registered office as indicated on the Secretary of State’s records is:

500 E COURT AVE DES MOINES IA 50309

3.   The street address of the new registered office is:

400 E COURT AVE DES MOINES IA 50309

4.   The name of the current registered agent as indicated on the Secretary of State’s records is:

NATIONAL REGISTERED AGENTS, INC.

5.   After the change is made, the street address of the registered office and the street address of the business office of the registered agent will be identical.

6.   Notice of the change of address has been given to the above-named entity.

7. Signature by authorized representative:	Kathleen Fritz	Date:	1/30/2014

8. Print name and title:	Kathleen Fritz, Vice President

Effective Date: 1/31/2014 12:01:00AM

1/30/2014 4:30:00PM
IOWA SECRETARY OF STATE
FILED

MATT SCHULTZ Secretary of State State Of Iowa	STATEMENT OF CHANGE OF ADDRESS OF REGISTERED AGENT

Pursuant to Iowa law, the undersigned registered agent submits the following statement for the purpose of changing the street address of the registered office of the following entity:

1.  The name of the entity is: PHANTOM EFX, LLC

The entity’s Corporation Number is: 197730

2.   The street address of the current registered office as indicated on the Secretary of State’s records is:

500 E COURT AVE DES MOINES IA 50309

3.   The street address of the new registered office is:

400 E COURT AVE DES MOINES IA 50309

4.   The name of the current registered agent as indicated on the Secretary of State’s records is:

NATIONAL REGISTERED AGENTS, INC.

5.   After the change is made, the street address of the registered office and the street address of the business office of the registered agent will be identical.

6.   Notice of the change of address has been given to the above-named entity.

7. Signature by authorized representative:	Kathleen Fritz	Date:	1/30/2014

8. Print name and title:	Kathleen Fritz, Vice President

Effective Date: 1/31/2014 12:01:00AM

1/30/2014 4:30:00PM
IOWA SECRETARY OF STATE
FILED